RigNet’s Strategic Agreement with Inmarsat August 2, 2013

Safe Harbor for Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the safe harbor provisions of the
United States Private Securities Litigation Reform Act of 1995 — that is, statements related to the future, not past, events.  Forward-looking statements are based on the current expectations and include any statement that does not directly relate to a current or historical fact.  In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "anticipate," "believe,"
"intend," "expect," "plan" or other similar words.  These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate.  Actual results and future events could differ materially from those anticipated in such statements.  The information regarding the past financial performance of the Inmarsat Energy Broadband business and RigNet’s expectations regarding the future performance of that business is based upon unaudited pro forma financial information provided by Inmarsat regarding its Energy
Broadband business.  This business has not been operated as a separate stand-alone subsidiary of Inmarsat and does not have its own financials.  Such financial information does not necessarily reflect what the business’
financial results would have been on a stand-alone basis or what those results may be in the future as part of
RigNet.  RigNet’s expectations regarding the future performance of this business is subject to all of the usual risks associated with an acquisition of this type, including RigNet’s ability to successfully integrate this new business into its own, as well as the risks associated with this business and the industry in general.  In addition, if there are lengthy delays in obtaining regulatory approvals for any reason, our expectations regarding the future results of the business may be negatively impacted.  For further discussion of risks and uncertainties, individuals should refer to RigNet's SEC filings.  RigNet undertakes no obligation and does not intend to update these forward-
looking statements to reflect events or circumstances occurring after this press release.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.
All forward-looking statements are qualified in their entirety by this cautionary statement.

1.RigNet to Acquire Inmarsat’s Energy
Broadband businesses and assets
2.RigNet Agrees to Become Key Distributor to
Energy Industry for Inmarsat’s Global Xpress
High-Throughput Satellite Network

Strategic Deal:  RigNet and Inmarsat

Adds new technology solutions, customer base and geographies

Creates truly global, diversified, scale player

RigNet

Carve-out from Inmarsat includes:
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1. Acquiring Energy Broadband Business
Microwave and WiMAX networks in the Gulf of Mexico
VSAT interests in Russia, the UK, the US and Canada
An M2M SCADA VSAT network in the continental U.S.
A telecommunications systems integration business
(complementary to our Nessco business)
A global L-band MSS retail energy business

• RigNet to pay $25 million in cash
• Acquired business had 2012 sales of $81 million,
and is expected to achieve an EBITDA
contribution margin of 8-10% on a run-rate basis
within the first year of closing
• Major goal is to raise the acquired business’
margins and growth rates over time to levels
more comparable to our existing operations
• Financed with new credit facility and cash
• Transaction expected to close during or before
Q1-14

RigNet’s Acquisition at a Glance

Access to new generation of technology for customers

Will help us reach new customers

RigNet

• RigNet will become a key distributor of
Inmarsat’s Global Xpress (GX) platform
• New-generation high-throughput satellite
platform
• Will become operational beginning in 2015
• Greater bandwidth and lower costs for the oil
and gas market, enabling more apps at the edge
• Preferred, but non-exclusive agreement

2. Key Distribution Partnership Agreement

• Supports our strategy to serve the oil and gas
industry across life of the field, from drilling
through production
• Enhances our services portfolio for existing and
new customers
• Adds customers
• Adds geographic reach
• Adds talented staff

Benefits to RigNet

• Gives Inmarsat an even stronger distribution
channel into the energy market for its GX
offering
• Supports Inmarsat’s model of primarily indirect
(wholesale) distribution to end users, working
through distributors such as RigNet

Benefits to Inmarsat

Thank You 9 August 2, 2013